UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2013

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

This Current Report on Form 8-K updates 3M’s Annual Report on Form 10-K for the year ended December 31, 2012 (“3M’s 2012 Annual Report”) to reflect the following:

•                  During the first quarter of 2013, 3M completed a realignment of its business groups (segments) to better serve its global markets and customers. In addition, 3M realigned its geographic area reporting to include Puerto Rico in the United States, rather than in the Latin America/Canada region. This Current Report on Form 8-K has been updated to reflect reclassified historical business segment and geographic area information for these realignments. The Company did not operate under the realigned business segment or geographic area structure for any of these prior periods and began to report comparative results under the new structure with the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

•                  The adoption of ASU No. 2011-11, Disclosures About Offsetting Assets and Liabilities and ASU No. 2013-01, Clarifying the Scope of Disclosures About Offsetting Assets and Liabilities, which became effective January 1, 2013 (discussed in Notes 1 and 11). Therefore, the disclosure requirements have been applied retrospectively to all periods presented.

•                  The adoption of ASU No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which became effective January 1, 2013 (discussed in Notes 1 and 5). Therefore, the presentation and disclosure requirements have been applied retrospectively to all periods presented.

The preceding information is all furnished hereunder as Exhibit 99 and incorporated herein by reference.

Additional detail follows for the business segment and geographic area realignments.

Effective in the first quarter of 2013, 3M completed a realignment of its business groups (segments) to better serve global markets and customers. This realignment included:

•                  The alignment of divisions into five business groups (segments) as further described below.

•                  The combination of certain existing divisions into new divisions. These included Traffic Safety and Security Division (reflecting the combination of the former Traffic Safety Systems Division and Security Systems Division) and the Optical Systems Division (reflecting the combination of the former Optical Systems Division and Mobile Interactive Solutions Division).

•                  The movement of certain product lines between various divisions within and across certain business segments.

In addition to the above, there were also changes to dual credit amounts as a result of the realigned structure. The new structure is comprised of five business segments: Industrial, Safety and Graphics, Electronics and Energy, Health Care, and Consumer.

Industrial: This business segment, previously referred to as Industrial and Transportation, is largely unchanged, except for the transfer of the Renewable Energy Division to the Electronics and Energy business segment.

Safety and Graphics: This business segment includes Architectural Markets, Building and Commercial Services, Commercial Graphics, Industrial Mineral Products, Personal Safety, and Traffic Safety and Security. This new business segment also reflects movement of certain product lines between various divisions.

Electronics and Energy: This business segment includes Communication Markets, Electrical Markets, Electronics Markets Materials, Electronic Solutions, Infrastructure Protection, Optical Systems, Renewable Energy, and 3M Touch Systems. This new business segment also reflects the movement of certain product lines between various divisions.

Health Care: This business segment is largely unchanged, except for the movement of certain product lines between various divisions.

Consumer: This business segment, previously referred to as Consumer and Office, is largely unchanged, except for the movement of certain product lines between various divisions.

Geographic area information is used by the Company as a secondary performance measure to manage its businesses. Export sales and certain income and expense items are generally reported within the geographic area where the final sales to 3M customers are made. During the first quarter of 2013, 3M realigned its geographic area reporting to include Puerto Rico in the United States, rather than in the Latin America/Canada region.

Item 9.01 of this Current Report on Form 8-K updates the information contained in 3M’s 2012 Annual Report to reflect 3M’s realignment of its business segments and geographic areas, which were effective during the first quarter of 2013. Updates provided in this Form 8-K are contained in Part I, Item 1, “Business” and Part II, Item 8, “Financial Statements and

Supplementary Data” (specifically Note 3, Goodwill and Intangible Assets, Note 15, Business Segments, and Note 16, Geographic Areas). 3M also updated Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, to reflect the impact of the business segment and geographic area realignments. Information for all periods presented herein reflects the impact of these realignments. In addition, Note 1 (Significant Accounting Policies), Note 5 (Supplemental Equity and Comprehensive Information) and Note 11 (Derivatives) have been updated to retrospectively apply the presentation and disclosure requirements of certain accounting standards which became effective January 1, 2013.

By virtue of this Current Report, the Company will be able to incorporate the updated information by reference into future registration statements or post-effective amendments to existing registration statements. This Current Report does not update for other changes since the filing of the 2012 Annual Report (e.g. new developments in commitments and contingencies). For significant developments since the filing of the 2012 Annual Report, refer to subsequent 2013 Quarterly Reports on Form 10-Q.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

12	Calculation of Ratio of Earnings to Fixed Charges
23	Consent of Independent Registered Public Accounting Firm
99	Updates, where applicable, to 3M’s 2012 Annual Report on Form 10-K include:
Part I, Item 1, Business
Part I, Item 1A, Risk Factors
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 7A, Quantitative and Qualitative Disclosures About Market Risk
Part II, Item 8, Financial Statements and Supplementary Data
101

The following financial information from 3M Company’s Current Report on Form 8-K for the year ended December 31, 2012, filed with the SEC on May 16, 2013, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Statement of Income for the years ended December 31, 2012, 2011 and 2010, (ii) the Consolidated Statement of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010, (iii) the Consolidated Balance Sheet as of December 31, 2012 and 2011, (iv) the Consolidated Statement of Changes in Equity for the years ended December 31, 2012, 2011 and 2010, (v) the Consolidated Statement of Cash Flows for the years ended December 31, 2012, 2011 and 2010, and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY
(Registrant)

Date: May 16, 2013

	By:	/s/ David W. Meline
David W. Meline,
Senior Vice President and Chief Financial Officer

(Mr. Meline is the Principal Financial Officer and has
been duly authorized to sign on behalf of the Registrant)